UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

SGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133825	20-3939981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 West Main Street, Suite 500, Louisville, KY 40202

(Address of principal executive offices) (Zip Code)

(502) 637-5443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - OTHER EVENTS

On June 29, 2006, SGS International, Inc., a Delaware corporation (the “Company”) commenced an exchange offer relating to its outstanding 12% Senior Subordinated Notes Due 2013. A copy of the Press Release issued in connection with the commencement of such offer has been filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company dated June 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SGS INTERNATIONAL, INC.

Date: June 29, 2006	By:	/s/ Henry R. Baughman
Henry R. Baughman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
99.1	Press Release dated June 29, 2006